ITW Conference Call
Second Quarter
2010
Exhibit 99.2

ITW
Agenda
1. Introduction…………………...….. John Brooklier/David Speer
2. Financial Overview…………..….. Ron Kropp
3. Reporting Segments………....…. John Brooklier
4. 2010 Forecasts…………………… Ron Kropp
5. Q & A………………......……...…... John Brooklier/Ron Kropp/David Speer

ITW
Forward - Looking Statements
This conference call contains forward-looking statements
within the meaning of the Private Securities Litigation Reform
Act of 1995 including, without limitation, statements regarding operating performance, revenue growth, diluted income per
share from continuing operations, restructuring expenses and related benefits, tax rates, end market conditions, and the
Company’s related 2010 forecasts. These statements are
subject to certain risks, uncertainties, and other factors which could cause actual results to differ materially from those
anticipated. Important risks that could cause actual results to differ materially from the Company’s expectations are detailed in ITW’s Form 10-K for 2009.

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 August 3, 2010
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 itw.com website

2009 Q2	2010 Q2	F(U) Last Year Amount	F(U) Last Year %
Operating Revenues	3,392.9	4,076.3	683.4	20.1%
Operating Income	334.8	652.7	317.9	94.9%
% of Revenues	9.9%	16.0%	6.1%	
Income from Continuing Operations				
Income Amount	178.9	420.8	241.9	135.2%
Income Per Share-Diluted	0.36	0.83	0.47	130.6%
Net Income				
Income Amount	176.6	420.8	244.2	138.3%
Income Per Share-Diluted	0.35	0.83	0.48	137.1%
Free Operating Cash Flow	566.7	275.8	(290.9)	-51.3%

ITW
Quarterly Highlights

% F(U) Prior Year		
	Operating Revenues	Operating Income	Operating Margins
Base Manufacturing Business			
Operating Leverage	15.1%	62.7%	4.1%
Changes in VM & OH costs	-	7.5%	0.6%
Total	15.1%	70.2%	4.7%
Acquisitions/Divestitures	2.9%	3.0%	-0.2%
Translation	2.3%	3.3%	-
Impairment	-	-	-
Restructuring	-	18.4%	1.6%
Other	-0.2%	-	-
Total	20.1%	94.9%	6.1%

ITW
Quarterly Operating Analysis

2009 Q2	2010 Q2	F(U) Last Year Amount	F(U) Last Year %
Operating Income	334.8	652.7	317.9	94.9%
Interest Expense	(43.9)	(43.7)	0.2	
Other Income (expense)	(19.8)	5.8	25.6	
Income from Continuing Operations-Pretax	271.1	614.8	343.7	126.8%
Income Taxes	92.2	194.0	(101.8)	
% to Pretax Income	34.0%	31.6%	2.4%	
Income from Continuing Operations	178.9	420.8	241.9	135.2%
Loss from Discontinued Operations	(2.3)	-	2.3	
Net Income	176.6	420.8	244.2	138.3%

ITW
Non Operating & Taxes

6/30/09	3/31/10	6/30/10
Trade Receivables	2,393.2	2,450.4	2,582.7
Days Sales Outstanding	63.5	61.2	57.0
Inventories	1,438.6	1,413.1	1,458.2
Months on Hand	1.9	1.8	1.7
Prepaids and Other Current Assets	453.4	282.2	243.4
Accounts Payable & Accrued Expenses	(1,901.1)	(1,978.9)	(2,004.8)
Operating Working Capital	2,384.1	2,166.8	2,279.5
% to Revenue(Prior 4 Qtrs.)	16%	15%	15%
Net Plant & Equipment	2,138.0	2,035.5	1,943.9
Investments	450.9	445.7	445.2
Goodwill and Intangibles	6,373.8	6,419.4	6,385.2
Other, net	(1,000.8)	(610.4)	(556.9)
Invested Capital	10,346.0	10,457.0	10,496.9
ROIC - excluding 1Q10 discrete tax adjustments	8.6%	13.0%	17.0%

8

ITW
Invested Capital

6/30/09	3/31/10	6/30/10
Total Capital			
Short Term Debt	180.5	324.4	305.9
Long Term Debt	2,855.8	2,807.2	2,724.3
Total Debt	3,036.3	3,131.6	3,030.2
Stockholders' Equity	7,926.1	8,743.0	8,731.9
Total Capital	10,962.4	11,874.6	11,762.1
Less:			
Cash	(616.4)	(1,417.6)	(1,265.2)
Net Debt & Equity	10,346.0	10,457.0	10,496.9
Debt to Total Capital	28%	26%	26%
Shares outstanding at end of period	499.7	502.5	503.5

9

ITW
Debt & Equity

2009 Q2	2010 Q2
Net Income	176.6	420.8
Adjust for Non-Cash Items	160.0	133.4
Changes in Operating Assets & Liabilities	287.5	(215.8)
Net Cash From Operating Activities	624.1	338.4
Additions to Plant & Equipment	(57.4)	(62.6)
Free Operating Cash Flow	566.7	275.8
Acquisitions	(49.1)	(189.8)
Proceeds from Divestitures	17.2	1.4
Dividends	(154.8)	(155.8)
Net Repayments of Debt	(965.7)	(34.8)
Proceeds from Investments	2.6	3.2
Other	78.4	(52.3)
Net Cash Decrease	(504.7)	(152.3)

ITW
Cash Flow

2009				2010	
	Q1	Q2	Q3	Q4	Q1	Q2
Annual Revenues Acquired	75	54	6	155	26	253
Purchase Price						
Cash Paid	65	33	3	185	25	198
Number of Acquisitions	6	5	2	7	4	7

ITW
Acquisitions

Operating Revenues	Operating Income	Operating Margins
2009 Q2	501.3	21.4	4.3%
2010 Q2	672.0	108.8	16.2%
$ F(U)	170.7	87.4	11.9%
% F(U)	34.1%	408.8%	
% F(U) Prior Year			
Base Business			
Operating Leverage	29.3%	238.1%	6.9%
Changes in VM & OH costs	-	96.5%	3.2%
Total	29.3%	334.6%	10.1%
Acquisitions/Divestitures	3.1%	18.5%	0.2%
Translation	1.6%	-1.3%	-0.2%
Impairment	-	-	-
Restructuring	-	57.0%	1.9%
Other	0.1%	-	-0.1%
Total	34.1%	408.8%	11.9%

12

Transportation
Quarterly Analysis

Transportation
Key Points
• Transportation segment benefited from strong auto builds
 and improved auto aftermarket performance
• Auto OEM/Tiers: Worldwide base revenues +34.5% in Q2
 ’10 vs. Q2 ’09
 – North American Q2 ’10 auto builds: 3.1 million vehicles
 vs. 1.8 million vehicles in Q2 ’09
 – European Q2 ’10 builds: 5.0 million vehicles in Q2 ‘10 vs.
 4.0 million vehicles in Q2 ’09
• Auto aftermarket Q2 ’10 worldwide base revenues: +4.2% in
 Q2 ’10 vs. Q2 ’09 as “miles driven” increased

Operating Revenues	Operating Income	Operating Margins
2009 Q2	467.7	16.3	3.5%
2010 Q2	577.7	61.0	10.6%
$ F(U)	110.0	44.7	7.1%
% F(U)	23.5%	275.1%	
% F(U) Prior Year			
Base Business			
Operating Leverage	17.7%	195.3%	5.3%
Changes in VM & OH costs	-	15.3%	0.5%
Total	17.7%	210.6%	5.8%
Acquisitions	2.5%	5.6%	-0.1%
Translation	3.2%	4.2%	-0.2%
Impairment	-	-	-
Restructuring	-	54.6%	1.6%
Other	0.1%	0.1%	-
Total	23.5%	275.1%	7.1%

14

Industrial Packaging
Quarterly Analysis

Industrial Packaging
Key Points
• Total segment base revenues continued to
 improve as industrial production
 metrics/diversified end markets perform better
• Total North American industrial packaging base
 revenues: +22.5% in Q2 ’10 vs. Q2 ’09
 – North American strapping base revenues: +28.7% in Q2 ’10
 vs. Q2 ’09
• Total international industrial packaging base
 revenues: +11.9% in Q2 ’10 vs. Q2 ’09
 – International strapping base revenues: +15.1% in Q2 ’10 vs.
 Q2 ’09

Operating Revenues	Operating Income	Operating Margins
2009 Q2	451.4	58.4	12.9%
2010 Q2	454.5	60.8	13.4%
$ F(U)	3.1	2.4	0.5%
% F(U)	0.7%	4.1%	
% F(U) Prior Year			
Base Business			
Operating Leverage	-0.2%	-0.5%	-0.1%
Changes in VM & OH costs	-	-18.7%	-2.4%
Total	-0.2%	-19.2%	-2.5%
Acquisitions	-	-	-
Translation	0.9%	3.2%	0.3%
Impairment	-	-	-
Restructuring	-	20.2%	2.6%
Other	-	-0.1%	0.1%
Total	0.7%	4.1%	0.5%

16

Food Equipment
Quarterly Analysis

Food Equipment
Key Points
• Total segment Q2 ’10 base revenues: -0.2% vs. Q2 ’09
• North America Q2 ’10 base revenues: -3.7% vs. Q2 ’09
 as customers continue to delay equipment purchases
 – Equipment base revenues: -7.8% in Q2 ’10 vs. Q2 ’09
 – Service base revenues: +2.8% in Q2 ’10 vs. Q2 ’09
• International Q2 ’10 base revenues: +3.3% vs. Q2 ’09;
 service and equipment both contribute to growth

Operating Revenues	Operating Income	Operating Margins
2009 Q2	395.8	61.2	15.5%
2010 Q2	493.4	107.5	21.8%
$ F(U)	97.6	46.3	6.3%
% F(U)	24.6%	75.7%	
% F(U) Prior Year			
Base Business			
Operating Leverage	22.6%	58.7%	4.6%
Changes in VM & OH costs	-	6.2%	0.8%
Total	22.6%	64.9%	5.4%
Acquisitions	0.1%	-	-
Translation	1.9%	1.2%	-0.2%
Impairment	-	-	-
Restructuring	-	9.6%	1.2%
Other	-	-	-0.1%
Total	24.6%	75.7%	6.3%

18

Power Systems and Electronics
Quarterly Analysis

Power Systems and Electronics
Key Points
• Total Q2 ’10 segment base revenues increase as
 welding and PC board fabrication contribute to growth
• In Q2 ’10, worldwide welding base revenues: +13.5%
 vs. Q2 ’09
 – Q2 ’10 North America welding base revenues:
 +20.6% vs. Q2 ’09
 – Q2 ’10 International welding base revenues: flat vs.
 Q2 ’09
• Q2 ’10 PC board fabrication base revenues: +89.8% vs.
 Q2 ’09 as consumer electronics demand continues to
 be very strong

Operating Revenues	Operating Income	Operating Margins
2009 Q2	370.6	21.7	5.9%
2010 Q2	459.4	67.7	14.7%
$ F(U)	88.8	46.0	8.8%
% F(U)	24.0%	211.6%	
% F(U) Prior Year			
Base Business			
Operating Leverage	12.9%	89.3%	4.0%
Changes in VM & OH costs	-	86.3%	4.5%
Total	12.9%	175.6%	8.5%
Acquisitions	3.3%	3.0%	-0.3%
Translation	7.8%	23.9%	0.2%
Impairment	-	-	-
Restructuring	-	9.1%	0.5%
Other	-	-	-0.1%
Total	24.0%	211.6%	8.8%

20

Construction Products
Quarterly Analysis

Construction Products
Key Points
• Total segment base revenue growth comes from both North American and international locales
• North America Q2 ’10 base revenues: +17.2% vs. Q2 ‘09
 – Q2 ’10 residential base revenues: +14.2% vs. Q2 ’09; Q2 new housing starts at 600,000 units
 – Q2 ’10 renovation base revenues: +11.5% vs. Q2 ’09
 – Q2 ’10 commercial construction base revenues: +30.5% vs. Q2 ’09 but only +5.3% excluding “one time” license agreement
• International Q2 ’10 base revenues: +6.6% vs. Q2 ’09
 – Q2 ’10 Europe base revenues: +11.6% vs. Q2 ‘09
 – Q2 ’10 Asia-Pacific base revenues: +6.3% vs. Q2 ’09

Operating Revenues	Operating Income	Operating Margins
2009 Q2	287.7	31.1	10.8%
2010 Q2	353.2	57.8	16.4%
$ F(U)	65.5	26.7	5.6%
% F(U)	22.8%	85.7%	
% F(U) Prior Year			
Base Business			
Operating Leverage	15.6%	60.7%	4.2%
Changes in VM & OH costs	-	-0.3%	-
Total	15.6%	60.4%	4.2%
Acquisitions	4.4%	4.2%	-0.2%
Translation	2.7%	4.6%	-
Impairment	-	-	-
Restructuring	-	16.5%	1.5%
Other	0.1%	-	0.1%
Total	22.8%	85.7%	5.6%

22

Polymers and Fluids
Quarterly Analysis

Polymers and Fluids
Key Points
• Total Q2 ’10 segment base revenues helped by
 expanding industrial production and MRO surge
• Q2 ’10 base revenues for worldwide polymers:
 +16.1% vs. Q2 ‘09
 – International base revenues grew 17.5% in Q2 ’10;
 North America base revenues increased 11.6% in
 Q2 ’10
• Q2 ’10 base revenues for worldwide fluids: +10.8%
 vs. Q2 ’09
 – International base revenues increased 11.7% in
 Q2 ’10; North America base revenues grew 8.8%
 in Q2 ’10

Operating Revenues	Operating Income	Operating Margins
2009 Q2	257.3	34.0	13.2%
2010 Q2	264.0	31.9	12.1%
$ F(U)	6.7	(2.1)	-1.1%
% F(U)	2.6%	-6.2%	
% F(U) Prior Year			
Base Business			
Operating Leverage	1.5%	5.0%	0.4%
Changes in VM & OH costs	-	-18.7%	-2.4%
Total	1.5%	-13.7%	-2.0%
Acquisitions	-	-	-
Translation	1.1%	2.5%	0.2%
Impairment	-	-	-
Restructuring	-	5.0%	0.7%
Other	-	-	-
Total	2.6%	-6.2%	-1.1%

Decorative Surfaces
Quarterly Analysis

Decorative Surfaces
Key Points
• Total Q2 ’10 segment base revenues: +1.5% vs. Q2 ’09
• North America laminate Q2 ’10 base revenues: +4.1% vs.
 Q2 ’09 due to Wilsonart brand strength and resiliency as
 well as less negative commercial construction
 environment
• International Q2 ’10 base revenues: -0.5% vs. Q2 ’09 due
 to slower commercial construction activity

Operating Revenues	Operating Income	Operating Margins
2009 Q2	676.6	90.7	13.4%
2010 Q2	824.8	157.1	19.0%
$ F(U)	148.2	66.4	5.6%
% F(U)	21.9%	73.2%	
% F(U) Prior Year			
Base Business			
Operating Leverage	14.2%	49.4%	4.1%
Changes in VM & OH costs	-	4.0%	0.5%
Total	14.2%	53.4%	4.6%
Acquisitions	7.0%	3.7%	-0.7%
Translation	0.6%	0.7%	-
Impairment	-	-	-
Restructuring	-	15.5%	1.8%
Other	0.1%	-0.1%	-0.1%
Total	21.9%	73.2%	5.6%

26

All Other
Quarterly Analysis

All Other
Key Points
• Total Q2 ’10 segment base revenues: +14.2% vs. Q2 ’09
• Q2 ’10 worldwide test and measurement base
 revenues: +10.4% vs. Q2 ’09; first positive base
 revenue comparison since Q4 ’08
• Q2 ’10 worldwide consumer packaging base revenues:
 +7.6% vs. Q2 ’09 due to recovery in
 graphics/decorating businesses
• Q2 ’10 worldwide industrial/appliance base revenues:
 +21.6% vs. Q2 ’09; better appliance sales
 incentives/improved industrial activity

Low	High	Mid Point
3rd Quarter 2010			
Total Revenues	9%	13%	11%
Diluted Income per Share - Continuing	$0.72	$0.84	$0.78
% F(U) 3rd Quarter 2009	20%	40%	30%
Full Year 2010			
Total Revenues	11%	13%	12%
Diluted Income per Share - Continuing	$2.82	$3.08	$2.95
% F(U) 2009	46%	60%	53%

ITW
2010 Forecast

ITW 2010 Forecast
Key Assumptions
• Exchange rates hold at current levels
• Acquired revenues in the $500 to $700 million range for
 the year
• Restructuring costs of $50 to $70 million for the full year
• Tax rate range of 30.25% to 30.75% for the 3rd quarter
 and a range of 31.25% to 31.75% for the full year

ITW Conference Call

Q & A
Second Quarter
2010